UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-021979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report December 31, 2008	For investors seeking a high level of current income and total return.

Nuveen Investments

Taxable Fixed Income Funds

Nuveen Preferred Securities Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I write this letter in a time of great uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate the course of recovery. At the same time, government officials in the U.S. and abroad have been quick to implement a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to appreciate that outcome in the current environment.

As you will read in the attached report, the continuing financial and economic problems are weighing heavily on asset values, and unfortunately the performance of your Nuveen Fund has been similarly affected. However, in the face of market conditions that are extraordinarily difficult, the Nuveen organization is dedicated to preserving long term investment values for your Fund. It has re-examined and in some cases re-focused its investment and risk management disciplines to assure that they can uncover the new opportunities and anticipate the new risks that are being presented by the market dislocation.

In addition to the financial statements, I hope that you will carefully review the Portfolio Managers’ Comments and the Fund Spotlight sections of this report. They highlight the managers’ pursuit of investment strategies that depend on well researched securities, diversified portfolio holdings and continuous risk management to achieve your Fund’s investment goals. The Board believes that a focus on long term investment goals provide the basis for successful investment over time and we deeply appreciate your patience and continued support as your Fund is managed through this trying period.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

February 23, 2009

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Managers’ Comments

Portfolio managers John Miller, CFA, Douglas Baker, CFA and Daniel Close, CFA examine the investment philosophy and how it was applied to the Nuveen Preferred Securities Fund. John, who has 15 years of investment experience, has managed the Nuveen Preferred Securities Fund since its inception. Doug and Dan, with 10 years and 9 years of investment experience, respectively, have been assistant portfolio managers of the Fund since inception and were named co-portfolio managers on January 8, 2008.

What type of economic and stock market backdrop did the Fund encounter during the reporting period?

The period was dominated by fears of an economic recession, triggered or exacerbated by several significant developments. The cascading effects of sub-prime mortgage defaults, constrained liquidity in the capital markets and limited lending across financial institutions caused many investors to seek refuge in U.S. Treasury securities. These events forced some financial firms out of business, most notably Bear Stearns in March and Lehman Brothers in September. At the same time, the U.S. government took over Fannie Mae and Freddie Mac, and also intervened on behalf of insurer AIG.

Another indicator of economic weakness was the U.S. unemployment rate, which soared to 7.2% as of December 31, 2008, compared with 4.9% one year earlier. Practically all segments of the economy showed signs of slowing by the end of the period. During the third quarter of 2008, gross domestic product contracted at an annual rate of (0.5%), the biggest decrease since 2001. Preliminary reports for the fourth quarter showed a contraction of (3.8%), the worst showing in more than 25 years. This was mainly the result of the first decline in consumer spending since 1991 and an 18% drop in residential investment. Fortunately, inflation was not a significant factor as the Consumer Price

Index rose just 0.1% in 2008. The Federal Reserve cut the widely followed short-term fed funds rate seven times during 2008, bringing the rate to 0-0.25% as of year end.

Arguably, the most important development during the year was Congress passing the Emergency Economic Stabilization Act of 2008. Under this act, the $700 billion Troubled Asset Relief Program (TARP) was established. The initial $250 billion outlay under the TARP was used almost entirely by the U.S. Treasury to inject capital into the domestic banking system. At the close of the reporting period, approximately 300 domestic banks and financial institutions had been approved for and/or received capital under the TARP. Importantly for Preferred Securities, the capital injections came in the form of Senior Preferred stock that was pari passu, or equal to, almost all existing preferred securities.

As a result, the Preferred/Hybrid sector ended the year on a positive note. After experiencing the worst quarter in history (third quarter 2008), the Preferred/Hybrid sector generated a positive total return during the fourth quarter. Although fourth quarter absolute and relative returns were impressive, the asset class was extremely volatile during the final three months of the year. During the final quarter of 2008, the sector reached its lowest valuations of the year before rallying back smartly during the latter half of December.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns as of 12/31/08

	1-Year	Since inception (12/19/06)
Nuveen Preferred Securities Fund
A Shares at NAV	-24.67%	-17.42%
A Shares at Offer	-28.26%	-19.37%
Merrill Lynch Preferred Hybrid Securities Index[1]	-8.99%	-10.04%
Market Benchmark Index[2]	-12.37%	-10.88%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

However, there was a significant discrepancy in performance between the $25 par preferred sector and the $1,000 par hybrid sector during the year. While the Merrill Lynch $25 par Preferred Stock, Hybrid Securities Index returned -9.0% during the twelve-month period ended December 31, 2008, the Barclays Capital $1,000 par USD Capital Securities Index returned -18.6%. Interestingly, after the first nine months of the year, the total return of the $25 par and $1,000 par indices were only 200 basis points apart. It was during the fourth quarter that the $25 par sector outperformed meaningfully. The difference, in our opinion, was due primarily to liquidity concerns. While the $25 par preferred securities universe is exchange-traded, the $1,000 par universe is exclusively traded over-the-counter. As investors gained confidence in the financial services sector, and specifically comfortable with subordination risk in financial services, the bias was to acquire exposure through the more liquid $25 par exchange-traded structure.

How did the Funds perform during the twelve months ended December 31, 2008?

The aforementioned table provides performance information for the Fund (Class A Shares at net asset value) for the one-year and since inception periods ended December 31, 2008. The table also compares the Fund’s performance to appropriate indexes.

Class A Shares at net asset value for the Fund underperformed its Benchmark indexes for the reporting period ended December 31, 2008.

A few factors drove the Fund’s underperformance during the twelve-month period. First, the Fund on average held an overweight to BBB-rated and lower securities versus the Market Benchmark, and a corresponding underweight to A-rated and higher securities. During 2008, credit spreads generally trended wider. Credit spreads also pushed disproportionately wider as one moved further

1	The Merrill Lynch Preferred Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The since inception data for the index represents returns for the period 12/31/06-12/31/08, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Market Benchmark Index is comprised of a 60% weighting in the Merrill Lynch Preferred Hybrid Securities Index, a 35% weighting in the Barclays Capital USD Capital Securities Index and a 5% weighting in the Merrill Lynch REIT Preferred Stock Index. The Merrill Lynch Preferred Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The Barclays Capital USD Capital Securities Index contains securities generally viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of “equity credit” from the rating agencies. This generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The Merrill Lynch REIT Preferred Stock Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. The since inception data for the index represents returns for the period 12/31/06-12/3108, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report    Page 3

down the credit spectrum. For example, during the twelve-month period ended December 31, 2008, the Barclays Capital U.S. Corporate Bond Index AAA-rated subcomponent widened 202 basis points, while the lower rated BBB-rated subcomponent widened 531 basis points. The increase in spreads was even more dramatic for the Barclays Capital U.S. Corporate High Yield Index. During 2008, spreads for the Barclays Capital U.S. Corporate High Yield Index widened by 1,187 basis points. The management team attempts to select stable and improving credits that may allow it to generate excess return; however, for the full performance period, overweighting lower rated credits had a detrimental impact on performance.

During the fourth quarter of 2008, there was a general increase in demand for higher debt content preferred security structures. These higher debt structures are more likely to have cumulative, fully taxable distribution features compared to high equity content preferred security structures which are more likely to have non-cumulative, qualified dividend income (QDI) eligible distributions. Toward the end of 2008, several headlines surfaced suggesting that certain banks may be forced to suspend preferred security dividends. As a result, investors looked to overweight the higher debt content, cumulative dividend preferred security structures. During the fourth quarter, the high equity content Merrill Lynch Preferred Stock, DRD Eligible Index returned 4.77%, while the higher debt content Merrill Lynch Preferred Stock, Hybrid Securities Index returned 17.62%. Relative to the Market Index, the Fund was underweight higher debt content preferred security structures and overweight higher equity content securities. It was the opinion of portfolio management that the probability of mass dividend deferral across the banking sector was significantly smaller than suggested by market levels. The team feels that over the longer-term, the higher equity content structures will outperform the higher debt content structures as the tax benefit afforded by QDI structures outweighs the added security of cumulative dividend structures.

Lastly, the Fund experienced relative underperformance due to Federal Housing Finance Agency (FHFA’s) placement of Fannie Mae and Freddie Mac into conservatorship. The Fund had an approximately 4.65% out-of-index allocation to the government sponsored enterprises (GSEs) prior to conservatorship – a position which lost a substantial portion of its value late in the third quarter.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

During the fourth quarter, the Fund experienced meaningful shareholder inflows, growing from $38.0 million to $65.4 million (with some of this growth due to capital appreciation). The positive inflows were primarily used by the portfolio management team to purchase securities issued by the largest depository banks and other large non-bank financial institutions (i.e., those institutions which received TARP injections from the U.S. Treasury). This allocation of shareholder inflows to the financial services sector had the effect of reducing our previous overweights to the electric utility and taxable municipal sector.

During the full year, the Fund’s management team continued to seek relative value opportunities toggling between $25 par and $1,000 par structures. The volatile market conditions of 2008 exacerbated the difference in historical price sensitivity between the retail and institutional segments of the Preferred/Hybrid market. The portfolio management team closely monitored the market for price dislocations to improve in terms of yield and/or structure. For example, early in the fourth quarter the Fund favored the $25 par universe. The management team was of the opinion that retail investors had not fully accounted for the removal of meaningful systematic risk resulting from the liquidity and capital programs implemented by the Fed and U.S. Treasury. Toward the end of the quarter, the Fund accumulated increasing exposure to $1,000 par positions. Fund management felt the $1,000 par segment offered a compelling risk/return payoff for the assumption of modest liquidity risk.

Annual Report    Page 4

Nuveen Preferred Securities Fund (Class A)

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Preferred Securities Fund compared with the corresponding indexes. The Merrill Lynch Preferred Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1,000-par securities with at least one year to maturity. The Lipper Corporate Debt Funds BBB-Rated Index is a managed index that represents the average annualized total returns of the 10 largest funds in the Lipper Corporate Debt Funds BBB-Rated category. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Preferred Securities Fund’s total returns include reinvestment of all dividends and distributions, and the Fund’s total return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 5

Fund Spotlight as of 12/31/08 Nuveen Preferred Securities Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NPSAX	NPSCX	NPSRX
NAV	$11.76	$11.77	$11.76
Latest Monthly Dividend[2]	$0.0970	$0.0895	$0.0995
Inception Date	12/19/06	12/19/06	12/19/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-24.67%	-28.26%
Since Inception	-17.42%	-19.37%

C Shares	NAV
1-Year	-25.13%
Since Inception	-17.99%

I Shares	NAV
1-Year	-24.45%
Since Inception	-17.20%
Yields

A Shares	NAV	Offer
Dividend yield[5]	9.90%	9.43%
30-day yield[5]	10.07%	—
SEC 30-day yield[5,6]	—	9.58%

C Shares	NAV
Dividend yield[5]	9.12%
30-day yield[5]	9.33%

I Shares	NAV
Dividend yield[5]	10.15%
SEC 30-day yield[5]	10.34%

Top Five Issuers[3]:
Bank of America Corporation	13.0%
JP Morgan Chase & Company	8.0%
Wachovia Corporation	7.4%
Citigroup Inc.	6.6%
Wells Fargo	4.7%

Portfolio Credit Quality3

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$67,545
Average Effective Maturity (Years)	44.61
Average Duration	7.50
Number of Positions/Holdings	125

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	2.50%	0.87%	5/01/08
Class C	3.29%	1.62%	5/01/08
Class I	1.80%	0.62%	5/01/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios were restated to reflect current expense reimbursements as if such expense reimbursements had been in effect during the previous fiscal year, and to better reflect the expected ratios of the Fund for the current fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through April 30, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 26, 2008.

3	As a percentage of total investments (excluding short-term investments and investments in derivatives) as of December 31, 2008. Holdings are subject to change.

4	As a percentage of total investments (excluding investments in derivatives) as of December 31, 2008. Holdings are subject to change.

5	Dividend yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend yield may differ from the SEC 30-Day yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

6	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Annual Report    Page 6

Fund Spotlight as of 12/31/08 Nuveen Preferred Securities Fund

Industries1

Commercial Banks	61.9%
Diversified Financial Services	8.3%
Insurance	7.7%
Capital Markets	6.2%
Municipal	5.7%
Short-Term Investments	3.0%
Other	7.2%

1	As a percentage of total investments (excluding investments in derivatives) as of December 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (7/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$761.50	$759.70	$762.60	$1,020.31	$1,016.54	$1,021.67
Expenses Incurred During Period	$4.25	$7.56	$3.06	$4.88	$8.67	$3.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71% and 0.69% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report    Page 7

Portfolio of Investments

Nuveen Preferred Securities Fund

December 31, 2008

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 76.2%

	Capital Markets – 4.5%

10,362	BNY Capital Trust IV, Series E	6.875%	Aa3	$245,994

21,620	BNY Capital Trust V, Series F	5.950%	Aa3	482,342

52,000	Deutsche Bank Capital Funding Trust V	8.050%	Aa3	966,160

80,400	Deutsche Bank Contingent Capital Trust III	7.600%	Aa3	1,365,192
	Total Capital Markets			3,059,688

	Commercial Banks – 55.6%

36,000	ABN AMRO Capital Fund Trust V	5.900%	A1	380,160

94,449	ABN AMRO Capital Fund Trust VII	6.080%	A1	939,768

8,800	Allianz SE	8.375%	A+	171,600

19,000	Banco Santander Finance	6.500%	Aa3	358,340

21,500	Banco Santander Finance	0.000%	Aa3	258,000

45,180	Bank of America Corporation, Series E	4.000%	A–	543,967

75,000	Bank of America Corporation	8.200%	A–	1,518,750

222,900	Bank of America Corporation	6.625%	A–	3,544,109

48,800	Barclays Bank PLC	8.125%	A	732,976

32,551	BB&T Capital Trust V	8.950%	A1	812,147

26,200	Bear Stearns Capital Trust III	7.800%	A1	612,294

19,900	Capital One Capital II Corporation	7.500%	Baa1	336,310

72,867	Countrywide Capital Trust IV	6.750%	A2	1,209,592

78,000	Countrywide Capital Trust V	7.000%	A–	1,336,920

12,000	Credit Suisse	7.900%	Aa3	246,600

9,350	Fifth Third Capital Trust VI	7.250%	A3	142,868

64,400	Fifth Third Capital Trust VII	8.875%	A3	1,178,520

5,000	Goldman Sachs Group Inc., Series D	4.000%	A3	67,400

37,079	Goldman Sachs Group Inc.	6.200%	A3	763,827

15,000	HSBC Finance Corporation	6.875%	AA–	308,400

36,648	HSBC Holdings PLC	8.125%	A	890,546

142,825	JP Morgan Chase & Company	8.625%	A2	3,596,333

8,100	JP Morgan Chase Capital Trust XXVI	8.000%	A1	198,369

78,500	KeyCorp Capital Trust X	8.000%	A3	1,270,130

18,191	M&T Capital Trust IV	8.500%	A3	456,594

59,800	Morgan Stanley Capital Trust VI	6.600%	A3	927,498

112,701	Morgan Stanley Capital Trust VII	6.600%	A3	1,746,865

6,700	Morgan Stanley, Series 2006A	0.000%	Baa1	75,040

8,300	National City Capital Trust IV	8.000%	A2	174,466

70,232	National City Corporation	9.875%	A3	1,678,545

29,000	Regions Financing Trust III	8.875%	BBB+	604,360

8,300	Royal Bank of Scotland Group PLC, Series L	5.750%	A3	66,151

27,300	Royal Bank of Scotland Group PLC, Series T	7.250%	A3	275,730

7,500	SunTrust Bank Inc.	4.000%	A3	92,625

36,870	SunTrust Capital Trust IX	7.875%	A2	875,663

62,067	U.S. Bancorp.	7.875%	A+	1,657,189

19,600	USB Capital Trust XI	6.600%	Aa3	472,360

17,883	USB Capital XII	6.300%	Aa3	402,368

Shares	Description (1)	Coupon	Ratings (2)	Value

	Commercial Banks (continued)

20,400	Wachovia Capital Trust X	7.850%	A2	$466,140

186,163	Wachovia Corporation	8.000%	A+	4,088,138

65,180	Wells Fargo Capital Trust XIV	8.625%	A+	1,740,306

4,700	Zions Bancorporation	4.000%	Baa1	40,655

12,739	Zions Capital Trust B	8.000%	Baa1	280,385
	Total Commercial Banks			37,539,004

	Diversified Financial Services – 6.9%

58,400	Citigroup Inc., Series F	8.500%	Baa3	924,472

173,400	Citigroup Inc., Series M	8.125%	Baa3	2,765,729

59,851	ING Groep N.V.	8.500%	A	978,564
	Total Diversified Financial Services			4,668,765

	Electric Utilities – 2.7%

11,300	American Electric Power	8.750%	Baa3	298,885

7,400	DTE Energy Trust I	7.800%	Baa3	165,020

1,000	DTE Energy Trust II	7.500%	Baa3	21,600

21,200	FPL Group Capital Inc.	7.450%	A3	547,172

9,700	FPL Group Capital Inc.	6.600%	A3	234,740

10,734	National Rural Utilities Cooperative Finance Corporation	6.750%	A3	222,945

13,300	Xcel Energy Inc.	7.600%	BBB–	331,569
	Total Electric Utilities			1,821,931

	Insurance – 2.9%

4,000	Aegon N.V., Series 1	4.000%	A–	35,880

4,400	Aegon N.V.	6.500%	A–	44,044

6,300	Aegon N.V.	7.250%	A–	72,072

27,000	American International Group, Inc.	6.450%	Baa1	182,250

25,100	American International Group, Inc.	7.700%	Baa1	199,294

11,800	Financial Security Assurance Holdings	6.250%	A+	91,450

20,393	Lincoln National Capital VI, Series F	6.750%	A–	361,976

2,100	MetLife Inc., Series B	6.500%	BBB	35,847

12,200	Protective Life Corporation	7.250%	BBB	162,870

35,099	Prudential Financial Inc.	9.000%	A–	770,072
	Total Insurance			1,955,755

	Real Estate Investment Trust – 3.3%

17,996	Duke Realty Corporation, Series O	8.375%	Baa3	258,423

10,161	Harris Preferred Capital Corporation, Series A	7.375%	A1	165,624

10,300	Kimco Realty Corporation, Series G	7.750%	Baa2	185,400

5,900	Prologis Trust, Series G	6.750%	Baa3	83,190

5,000	PS Business Parks, Inc.	7.000%	Baa3	83,750

28,080	Public Storage, Inc., Series K	7.250%	Baa1	617,760

37,200	Public Storage, Inc., Series M	6.625%	Baa1	688,200

8,930	Vornado Realty Trust, Series H	6.750%	BBB–	143,773
	Total Real Estate Investment Trust			2,226,120

Portfolio of Investments

Nuveen Preferred Securities Fund (continued)

December 31, 2008

Shares	Description (1)	Coupon	Ratings (2)	Value

	Thrifts & Mortgage Finance – 0.1%

4,800	Sovereign Capital Trust V	7.750%	Baa2	$83,856
	U.S. Agency – 0.2%

7,000	Federal Home Loan Mortgage Corporation (3)	6.420%	C	4,200

45,000	Federal Home Loan Mortgage Corporation (3)	8.375%	C	17,550

45,000	Federal National Mortgage Association (3)	8.250%	C	34,200

60,000	Federal National Mortgage Association (3)	8.250%	C	49,800
	Total U.S. Agency			105,750

	Total $25 Par (or similar) Preferred Securities (cost $54,576,057)			51,460,869

Principal Amount (000)	Description (1)	Optional Call Provisions (4)	Ratings (2)	Value

	TAXABLE MUNICIPAL BONDS – 5.7%

	California – 1.0%

$485	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008B, 11.000%, 10/01/14	No Opt. Call	N/R	$477,628

200	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 9.125%, 6/01/13, 144A	No Opt. Call	N/R	195,430
685	Total California			673,058
	Florida – 0.9%

200	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46, Series 2007B, 8.250%, 8/01/21	8/14 at 100.00	N/R	187,390

500	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007B, 7.804%, 10/01/20, 144A	No Opt. Call	BBB	430,870
700	Total Florida			618,260
	Idaho – 0.3%

170	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008B, 7.500%, 6/01/12	No Opt. Call	BBB	167,892
	Louisiana – 0.7%

195	Carter Plantation Land Louisiana, Revenue Bonds, 9.000%, 7/01/17, 144A	1/09 at 100.00	N/R	150,031

440	Louisiana Local Government Environmental Facilities and Community Development Authority, Federal Taxable Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007B, 9.750%, 3/01/22	3/10 at 102.00	N/R	351,010
635	Total Louisiana			501,041
	New York – 0.4%

260	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-2, 7.500%, 7/01/09	No Opt. Call	N/R	259,085
	Tennessee – 0.3%

250	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.000%, 9/01/12	No Opt. Call	A1	227,455
	Texas – 1.0%

600	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008B, 10.000%, 8/15/18	No Opt. Call	BB+	495,702

175	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	8/11 at 100.00	N/R	170,951
775	Total Texas			666,653

Principal Amount (000)	Description (1)	Optional Call Provisions (4)	Ratings (2)	Value

	Washington – 1.1%

$745	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Fuels Inc., Series 2007H, 10.000%, 12/01/11	No Opt. Call	N/R	$723,455
$4,220	Total Taxable Municipal Bonds (cost $4,198,440)			3,836,899

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 1.0%

	Insurance – 1.0%

$700	QBE Insurance Group Limited (5), 144A	9.750%	3/14/14	A3	$700,000
$700	Total Corporate Bonds (cost $570,817)				700,000

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CAPITAL PREFERRED SECURITIES – 14.3%

	Capital Markets – 1.7%

500	MUFG Capital Finance	6.346%	7/25/16	A2	$348,835

1,000	State Street Capital Trust	8.250%	9/15/58	A2	773,190
	Total Capital Markets				1,122,025

	Commercial Banks – 6.4%

500	Bank of America Corporation	8.000%	7/30/58	A–	360,160

200	BBVA International Unipersonal	5.919%	4/18/58	Aa3	79,699

500	BOI Capital Funding 2, 144A	5.571%	8/01/56	A2	110,003

500	Credit Suisse	5.860%	11/15/57	Aa3	233,676

200	HBOS PLC, Series 144A	6.657%	11/21/57	A1	77,676

1,000	JP Morgan Chase & Company	7.900%	4/30/49	A1	834,026

400	Lloyd’s Banking Group PLC, 144A	6.267%	11/14/49	A–	147,538

500	PNC Preferred Funding Trust III, 144A	8.700%	3/15/58	A3	370,382

500	Royal Bank of Scotland Group PLC, 144A	6.990%	10/05/49	A3	234,063

500	Societe Generale, 144A	5.922%	4/05/57	A1	234,042

500	Wachovia Capital Trust III	5.800%	3/15/42	A1	295,130

1,000	Wells Fargo Capital Trust XIII	7.700%	9/26/58	A1	826,012

500	Wells Fargo Capital Trust XV	9.750%	9/26/49	A1	505,471
	Total Commercial Banks				4,307,878

	Consumer Finance – 0.3%

300	Mizuho Capital Investment I Limited, 144A	6.686%	3/30/49	A2	170,586
	Diversified Financial Services – 1.4%

1,100	Assured Guaranty US Holdings, Series A	6.400%	12/15/66	A–	164,954

400	CIT Group Inc.	6.100%	3/15/67	Ba1	123,652

1,000	Citigroup Inc.	8.400%	4/30/49	Baa3	661,540
	Total Diversified Financial Services				950,146

	Electric Utilities – 0.2%

300	Dominion Resources Inc.	7.500%	6/30/66	Baa3	150,172

Portfolio of Investments

Nuveen Preferred Securities Fund (continued)

December 31, 2008

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance – 3.8%

400	AXA SA, 144A	6.379%	6/14/57	BBB+	$179,248

750	Genworth Financial Inc.	6.150%	11/15/66	Baa2	71,113

1,000	Hartford Financial Services Group Inc.	8.125%	6/15/68	Baa2	527,175

1,000	Liberty Mutual Group Inc., 144A	10.750%	6/15/58	Baa3	550,710

400	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	179,765

500	MetLife Capital Trust IV, 144A	7.875%	12/15/67	BBB+	314,306

750	PartnerRe Finance	6.440%	12/01/66	A3	298,481

500	Symetra Financial Corporation, 144A	8.300%	10/15/37	Baa3	250,300

500	ZFS Finance USA Trust V, 144A	6.500%	5/09/67	BBB+	205,248
	Total Insurance				2,576,346

	Oil, Gas & Consumable Fuels – 0.1%

200	Enterprise Products Operating LP	7.034%	1/15/68	Ba1	94,121
	Road & Rail – 0.4%

400	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	Baa3	252,529
	Total Capital Preferred Securities (cost $16,663,592)				9,623,803

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 3.0%

$2,026	Repurchase Agreement with State Street Bank, dated 12/31/08, repurchase price $2,026,350, collateralized by $2,075,000 U.S. Treasury Bills, 0.000%, due 7/30/09, value $2,071,473	0.010%	1/02/09		$2,026,349
$2,026	Total Short-Term Investments (cost $2,026,349)				2,026,349
	Total Investments (cost $78,035,255) – 100.2%				67,647,920

	Other Assets Less Liabilities – (0.2)%				(102,506)

	Net Assets – 100%				$67,545,414

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2008:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at December 31, 2008	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	Long	5	3/09	$690,234	$66,245

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(3)	Non-income producing security, in the case of a $25 par (or similar) preferred security, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(4)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2008

Assets
Investments, at value (cost $78,035,255)	$67,647,920
Cash	38,200
Deposits with brokers for open futures contracts	62,000
Receivables:
Dividends	146,143
From Adviser	16,537
Interest	356,228
Shares sold	2,371,591
Other assets	421
Total assets	70,639,040
Liabilities
Payables:
Dividends	298
Investments purchased	2,996,510
Shares redeemed	4,625
Variation margin on futures contracts	16,875
Accrued expenses:
12b-1 distribution and service fees	7,114
Other	68,204
Total liabilities	3,093,626
Net assets	$67,545,414
Class A Shares
Net assets	$22,419,537
Shares outstanding	1,906,116
Net asset value per share	$11.76
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$12.35
Class C Shares
Net assets	$6,428,681
Shares outstanding	546,244
Net asset value and offering price per share	$11.77
Class I Shares(1)
Net assets	$38,697,196
Shares outstanding	3,289,205
Net asset value and offering price per share	$11.76

Net Assets Consist of:
Capital paid-in	$84,115,847
Undistributed (Over-distribution of) net investment income	15,345
Accumulated net realized gain (loss) from investment and derivative transactions	(6,264,688)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(10,321,090)
Net assets	$67,545,414

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2008

Investment Income
Dividends	$2,286,524
Interest	1,555,875
Total Investment Income	3,842,399
Expenses
Management fees	312,257
12b-1 service fees – Class A	7,635
12b-1 distribution and service fees – Class B	840
12b-1 distribution and service fees – Class C	9,294
Shareholders’ servicing agent fees and expenses	8,965
Custodian’s fees and expenses	29,562
Trustees’ fees and expenses	7,015
Professional fees	41,878
Shareholders’ reports – printing and mailing expenses	53,885
Federal and state registration fees	78,859
Other expenses	3,327
Total expenses before custodian fee credit and expense reimbursement	553,517
Custodian fee credit	(1,579)
Expense reimbursement	(244,583)
Net expenses	307,355
Net investment income	3,535,044
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(6,250,471)
Futures	110,401
Change in net unrealized appreciation (depreciation) of:
Investments	(8,580,750)
Futures	66,245
Net realized and unrealized gain (loss)	(14,654,575)
Net increase (decrease) in net assets from operations	$(11,119,531)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 12/31/08	Year Ended 12/31/07
Operations
Net investment income	$3,535,044	$578,566
Net realized gain (loss) from:
Investments	(6,250,471)	(86,192)
Futures	110,401	(30,733)
Change in net unrealized appreciation (depreciation) of:
Investments	(8,580,750)	(1,800,543)
Futures	66,245	—
Net increase (decrease) in net assets from operations	(11,119,531)	(1,338,902)
Distributions to Shareholders
From net investment income:
Class A	(355,033)	(16,160)
Class B	—	(13,343)
Class C	(92,502)	(13,343)
Class I (1)	(3,062,416)	(563,731)
Tax return of capital
Class A	(39,419)	—
Class B	—	—
Class C	(10,312)	—
Class I (1)	(340,963)	—
Decrease in net assets from distributions to shareholders	(3,900,645)	(606,577)
Fund Share Transactions
Proceeds from sale of shares	71,899,868	17,326,622
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,040,675	288,403
	72,940,543	17,615,025
Cost of shares redeemed	(10,955,497)	(91,875)
Net increase (decrease) in net assets from Fund share transactions	61,985,046	17,523,150
Net increase (decrease) in net assets	46,964,870	15,577,671
Net assets at the beginning of year	20,580,544	5,002,873
Net assets at the end of year	67,545,414	$20,580,544
Undistributed (Over-distribution of) net investment income at the end of year	$15,345	$(12,219)

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”). The Trust was organized as a Massachusetts business trust on September 27, 2006.

The Fund seeks to provide a high level of current income and total return. Under normal circumstances, the Fund will invest at least 80% of its net assets in preferred securities. The Fund may also invest up to 35% of its net assets in U.S. dollar-denominated securities of non-U.S. issuers, up to 10% of its total assets in other open-or closed-end funds that invest in similar types of securities and up to 20% of its net assets in debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities. The Fund may also invest in futures, forwards, options and swaps, or other derivative financial instruments including credit default swaps.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Fund:

•	Effective March 31, 2008, Class B shares are no longer available for the Fund. As of March 31, 2008, all outstanding Class B Shares for the Fund were owned by Nuveen Investments, Inc. (“Nuveen”) and transferred to Class I Shares on May 2, 2008.

•	Effective May 1, 2008, Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A shares purchased prior to May 1, 2007 that have not been redeemed are no longer be subject to a CDSC.

•	Effective May 1, 2008, Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to when-issued/delayed delivery the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2008, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Flexible Sales Charge Program

The Fund offers Class A, C and I Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Futures Contracts

The Fund is authorized to invest in futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Market and Credit Risk

In the normal course of business the Fund may invest in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Notes to Financial Statements (continued)

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Investments	$53,487,222	$13,460,698	$700,000	$67,647,920
Derivatives*	66,245	—	—	66,245
Total	$53,553,467	$13,460,698	$700,000	$67,714,165
*	Represents net unrealized appreciation (depreciation). Derivatives may include outstanding futures, forwards and swap contracts. See Investments in Derivatives in the Portfolio of Investments.

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3 Investments
Balance at beginning of year	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	129,183
Net purchases at cost (sales at proceeds)	570,769
Net discounts (premiums)	48
Net transfers in to (out of) at end of period fair value	—
Balance at end of year	$700,000

”Change in net unrealized appreciation (depreciation) of investments” presented on the Statement of Operations includes $129,183 of net appreciation (depreciation) related to securities classified as Level 3 at year end.

3. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 12/31/08		Year Ended 12/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,293,754	$26,123,279	4,315	$76,500
Class B**	—	—	—	—
Class C	538,244	6,214,381	—	—
Class I	2,530,870	39,562,208	947,692	17,250,122
Shares issued to shareholders due to reinvestment of distributions:
Class A	16,592	194,768	829	15,551
Class B**	318	5,496	712	13,343
Class C	4,494	54,997	712	13,343
Class I	57,175	785,414	13,119	246,166
	5,441,447	72,940,543	967,379	17,615,025
Shares redeemed:
Class A	(423,124)	(4,520,859)	—	—
Class B**	(14,780)	(253,326)	—	—
Class C	(10,956)	(123,500)	—	—
Class I	(463,163)	(6,057,812)	(5,238)	(91,875)
	(912,023)	(10,955,497)	(5,238)	(91,875)
Net increase (decrease)	4,529,424	$61,985,046	962,141	$17,523,150

** Effective March 31, 2008, Class B Shares were no longer available to the Funds and transferred to Class I Shares on May 2, 2008.

4. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2008, were as follows:

Purchases:
Investment securities	$95,906,806
U.S. Government and agency obligations	5,053,122
Sales and maturities:
Investment securities	38,472,555
U.S. Government and agency obligations	2,400,154

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, amortization of premium on taxable debt securities and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2008, the cost of investments was $78,538,726.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2008, were as follows:

Gross unrealized:
Appreciation	$3,162,081
Depreciation	(14,052,887)
Net unrealized appreciation (depreciation) of investments	$(10,890,806)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2008, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Notes to Financial Statements (continued)

The tax character of distributions paid during the Fund’s tax years ended December 31, 2008 and December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

2008
Distributions from ordinary income*	$3,509,653
Distributions from net long-term capital gains	—
Tax return of capital	390,694

2007
Distributions from net ordinary income*	$606,577
Distributions from net long-term capital gains	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2008, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

Expiration:
December 31, 2015	$41,620
December 31, 2016	5,385,434
Total	$5,427,054

The Fund elected to defer net realized losses from investments incurred from November 1, 2008 through December 31, 2008, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses of $253,301 were treated as having arisen on the first day of the following fiscal year.

6. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of December 31, 2008, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to waive .05% of its management fees through April 30, 2010. The Adviser also agreed to reimburse all other expenses through April 30, 2010 (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses). Beginning May 1, 2010, the Adviser agreed to waive fees and reimburse expenses in order to limit total operating expenses (excluding 12b-1 distribution and services fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.25% of the average daily net assets. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended December 31, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$51,719

To compensate for commissions advanced to financial intermediaries, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended December 31, 2008, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$9,932

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also retained $1,210 CDSC (Unaudited) on share redemptions during the fiscal year December 31, 2008.

At December 31, 2008, Nuveen owned 14,400, 14,185 and 254,582 of Class A, C and I Shares, respectively. At December 31, 2008, the Adviser owned 1,440, 1,418 and 2,876 of Class A, C and I Shares, respectively.

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. Subsequent Events

Distributions to Shareholders

The Fund declared a dividend distribution from its net investment income which was paid on February 2, 2009, to shareholders of record on January 29, 2009, as follows:

Dividend per share:
Class A	$.0970
Class C	.0895
Class I	.0995

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions						Ratios/Supplemental Data
												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended December 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
Class A (12/06)
2008	$16.98	$1.31	$(5.30)	$(3.99)	$(1.08)	$—	$(.15)	$(1.23)	$11.76	(24.67)%	$22,420	1.64%		10.32%		.95%		11.02%		.94%		11.02%		99%
2007	20.01	1.08	(3.03)	(1.95)	(1.08)	—	—	(1.08)	16.98	(10.12)	321	2.50		4.23		1.13		5.60		1.07		5.66		179
2006(e)	20.00	.03	(.02)	.01	—	—	—	—	20.01	.05	275	18.18	*	(12.06	)*	1.23	*	4.88	*	1.23	*	4.88	*	—
Class C (12/06)
2008	16.96	1.16	(5.24)	(4.08)	(.97)	—	(.14)	(1.11)	11.77	(25.13)	6,429	2.32		8.90		1.70		9.52		1.69		9.52		99
2007	20.01	.93	(3.03)	(2.10)	(.95)	—	—	(.95)	16.96	(10.85)	245	3.29		3.39		1.89		4.79		1.83		4.85		179
2006(e)	20.00	.03	(.02)	.01	—	—	—	—	20.01	.05	275	18.93	*	(12.82	)*	1.99	*	4.12	*	1.99	*	4.12	*	—
Class I (12/06)(f)
2008	16.98	1.19	(5.14)	(3.95)	(1.14)	—	(.13)	(1.27)	11.76	(24.45)	38,697	1.26		7.57		.69		8.14		.69		8.14		99
2007	20.01	1.18	(3.08)	(1.90)	(1.13)	—	—	(1.13)	16.98	(9.91)	19,769	1.80		5.28		.78		6.30		.72		6.36		179
2006(e)	20.00	.04	(.03)	.01	—	—	—	—	20.01	.05	4,178	17.92	*	(11.81	)*	.98	*	5.13	*	.98	*	5.13	*	—

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 19, 2006 (commencement of operations) through December 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Nuveen Investment Trust V- Nuveen Preferred Securities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Investment Trust V (comprised of Nuveen Preferred Securities Fund (the “Fund”)) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Preferred Securities Fund comprising Nuveen Investment Trust V at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with US generally accepted accounting principles.

Chicago, Illinois

February 26, 2009

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	192

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	192

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	192

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	192

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	192

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	192

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	192

Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	192

Interested Trustee:

John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	192

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	192

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	192

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	72

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	192

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	192

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	192

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	192

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999); Vice President of Nuveen Asset Management (since 2005).	192

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	192

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	192

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	192

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	192

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	192

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	72

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	192

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Hybrid Securities: A hybrid security combines two or more different financial instruments. Hybrid securities generally combine both debt and equity characteristics.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: Nuveen Preferred Securities Fund hereby designates 19.92% of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 42.18% as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Additionally, the Fund hereby designates 40.49% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2008.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-INV5-1208D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that Ernst & Young LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended December 31, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Preferred Securities Fund	24,000	0	0	0

Total	$24,000	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Preferred Securities Fund	0	0	0	0

Fiscal Year Ended December 31, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Preferred Securities Fund	22,500	0	0	0

Total	$22,500	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Preferred Securities Fund	0	0	0	0

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended December 31, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended December 31, 2008	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Preferred Securities Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended December 31, 2007	Total Non-Audit Fees Billed to Trust	Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Preferred Securities Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date March 10, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date March 10, 2009